7

                         Consent of Independent Auditors

We consent to the incorporation by reference in this Registration Statement of youticket.com, inc. (the "Company") on Form S-8, of our report dated March 25, 2001, on our audit of the financial statements of youticket.com, inc. as of December 31, 2000, which report is included in the Company's Annual Report on Form 10-KSB.


                                /s/  James  E.  Scheifley  & Associates, P.C.

                                ______________________________________________
Dillon,  Colorado               JAMES  E.  SCHEIFLEY  &  ASSOC.,  P.C
November  5,  2001